THE LUTHERAN BROTHERHOOD FAMILY OF FUNDS

Form N-SAR for
Fiscal Period Ended 04-30-03

INDEX TO EXHIBITS

EXHIBIT NO.                           ITEM
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    1.            Amendment to Trust (Item 77.Q1(a))